EXHIBIT 10.1
SECURITIES PURCHASE AGREEMENT

    THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”) is dated as of July 31, 2024 (the “Execution Date”) and entered into by and among Modiv Industrial, Inc., a Maryland corporation (“Modiv”), Modiv Operating Partnership, LP, a Delaware limited liability company (“Modiv OP” and, together with “Modiv,” the “Company”), and First City Investment Group, LLC, a Delaware limited liability company (the “Seller”, and together with the Company, the “Parties”).

RECITALS

    WHEREAS, the Seller desires to sell to the Company 123,809 shares of Class C Common Stock of Modiv (the “Common Shares”) and 656,191 Class C OP Units of Modiv OP (the “Class C OP Units”, and, together with the Common Shares, the “Securities”) and the Company desires to purchase such Securities from the Seller.

NOW THEREFORE, in consideration of the mutual promises and covenants contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereto covenant and agree as follows:
1.Purchase and Sale of Securities.

(a)On and subject to the terms and conditions set forth herein, at the Closing (as defined below), the Seller hereby agrees to sell, assign, transfer, convey and deliver to the Company, and the Company hereby agrees to purchase and acquire from the Seller, all of the Seller’s right, title and interest in and to the Securities, free and clear of all liens or other encumbrances, together with all rights and claims related thereto as a holder of units of beneficial interest in Modiv OP and shares of beneficial interest in Modiv for a per Security purchase price equal to $[14.80] (the “Purchase Price”).

(b)Subject to the terms and conditions of this Agreement, the closing (the “Closing”) shall take place via teleconference on or before the second (2nd) business day following the Execution Date or such other time and place as the Company and the Seller may mutually agree. The date on which the Closing actually occurs is referred to in this Agreement as the “Closing Date.”

(c)At the Closing:

i.The Company shall pay to the Seller cash in the amount of the Purchase Price by wire transfer to the account set forth on the signature page to this Agreement;
ii.The Company shall instruct its transfer agent to cancel the Class C OP Units or otherwise to transfer the Class C OP Units to an account held by Modiv OP; and
iii.The Seller shall cause the custodian of the Common Shares to instruct the Depository Trust Company to DWAC the Common Shares to the Company’s transfer agent.

(d)The obligations of the Company to consummate, or cause to be consummated, the Closing are subject to the satisfaction of the following conditions, any one or more of which may be waived in writing by the Company: the Seller’s representations and warranties shall be true and correct in all respects at the Closing, as if made anew at and as of that time. The obligations of the Seller to consummate, or cause to be consummated, the Closing are subject to the satisfaction of the following conditions, any one or more of which may be waived in writing by the Seller: the Company’s representations and warranties shall be true and correct in all respects at the Closing, as if made anew at and as of that time.

(e)Except for any obligations specifically set forth herein, the Seller hereby releases and discharges the Company, together with its partners, officers, directors, shareholders, employees, agents, predecessors, successors and assigns, from any and all costs, claims, obligations, liabilities, damages, or causes of action of any kind, if any, known or unknown and existing and/or arising at any time up until and including the date of this Agreement related in any way to (i) the Securities and (ii) the sale and purchase hereunder of the Securities.

(f)The Parties understand and agree that Modiv will be deemed the purchaser of the Common Shares and Modiv OP will be deemed the purchaser of the Class C OP Units.

2.Representations and Warranties of the Seller. The Seller hereby represents and warrants to the Company as follows:

(a)The Seller is the sole legal, beneficial and record holder of the Securities free and clear of any liens. The Securities have not been transferred or assigned by the Seller to any third party and the Seller has not entered into any agreement to transfer or assign the Securities to any third party.

(b)The execution, delivery and performance of this Agreement by the Seller does not and will not (i) result in a violation of any law applicable to the Seller, or (ii) result in a breach of, conflict with or default under, any term or provision of any note, mortgage, bond, security agreement, loan agreement, guaranty, pledge or other instrument, contract, agreement or commitment to which the Seller is a party or by which the Seller or any of the Seller’s assets or properties, including, without limitation, the Securities, are subject or bound.

(c)The Seller is familiar with the Company’s business and has had the opportunity to ask any questions of, and receive answers from, representatives of the Company with respect to information regarding the Company, including its business, operations, assets, finances, financial results, financial condition and prospects in order to make a fully informed decision to sell the Securities.

3.Representations and Warranties of the Company. The Company hereby represents and warrants to the Seller that the execution and delivery by the Company of this Agreement, and the consummation of the transactions contemplated to be performed by it under this Agreement, have been duly authorized by all necessary legal action by the Company and that the execution, delivery and performance of this Agreement by the Company does not and will not (i) result in a violation of any law applicable to the Company, or (ii) result in a breach of, conflict with or default under, any term or provision of any note, mortgage, bond, security agreement, loan agreement, guaranty, pledge or other instrument, contract, agreement or commitment to which the Company is a party or by which the Company or any of the Company’s assets or properties are subject or bound.

4.Further Assurances. Each of the Company and the Seller shall perform, execute and/or deliver or cause to be performed, executed and/or delivered at or after the date hereof any and all such further acts, instruments, deeds and assurances, if any, as may be reasonably required to consummate the transactions contemplated hereby and fully carry out the purposes of this Agreement.

5.Termination. This Agreement shall automatically terminate and the transactions contemplated hereby abandoned if the Closing Date does not occur on or prior to August 16, 2024. In the event of termination of this Agreement, this Agreement shall forthwith become void and have no effect.

6.Miscellaneous.

(a)This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard for its conflicts of law principles.

(b)This Agreement constitutes the entire agreement among the Parties hereto with respect to the subject matter hereof and supersedes any prior agreement or understanding among them with respect to such subject matter.

(c)This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. The Parties agree that executed counterparts of this Agreement signed by one party to this Agreement and sent by email or other electronic transmission to the other party to this Agreement: (a) shall have the same effect as an original signed counterpart of this Agreement; and (b) shall be conclusive proof, admissible in judicial proceedings, of such party’s execution of this Agreement.

(d)This Agreement is intended solely for the benefit of the Parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any person other than the Parties hereto.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be executed as of the date first written above.

Modiv Industrial, Inc., a Maryland corporation By: /s/ Aaron S. Halfacre Name: Aaron S. Halfacre Title: Chief Executive Officer
Modiv Operating Partnership, LP,
a Delaware limited partnership

By: Modiv Industrial, Inc., a Maryland corporation,
its General Partner

By:    /s/ Aaron S. Halfacre
Name: Aaron S. Halfacre
Title: Chief Executive Officer

First City Investment Group, LLC, a Delaware limited liability company By: /s/ Nasser Watar Name: Nasser Watar Its: Sole Member

Wire Instructions
Name of Bank:    Citibank, New York
Account Name:    Morgan Stanley Smith Barney LLC
Account No.:        40611172
FCC (reference field):    First City Investment Group LLC 677-056957
ABA Number:        021000089